UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2014

CORMEDIX INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34673	20-5894890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Rt. 202-206, Suite 303, Bridgewater, NJ		08807
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (908) 517-9500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends and supplements Items 5.02(b) and 9.01(d) of the Current Report on Form 8-K (the “Original 8-K”) filed by CorMedix Inc. on May 15, 2014, in which we reported under Item 5.02 the resignation of Dr. Gary Gelbfish from our Board of Directors.  Except as described in this Amendment, no other changes have been made to the Original 8-K.

Item 5.02.  Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Gary Gelbfish, M.D.

We filed a Form 8-K on May 15, 2014 to report the resignation of Dr. Gary Gelbfish from the board of directors.  On May 12, 2014, at a board of directors meeting attended by all directors and two members of our law firm, Dr. Gelbfish stated during the meeting that he was resigning his position effective as of the end of the meeting or such other time as the board wished.  He read a statement, giving his history with the company and taking issue with certain business matters, none of which the company believed, based on the advice of counsel, rose to the level of disagreements with the operations, policies or practices of the company such as would require disclosure.  Later, when the board went into an executive session, the chairman asked Dr. Gelbfish to step outside in light of his decision to resign his position as a director.  Dr. Gelbfish did not return to the meeting when the executive session was over and he did not provide the company with any written statement.

Subsequent to the filing of the Form 8-K, on May 15, 2014, Dr. Gelbfish contacted the company via email to say that he had not resigned; he did not mention in this communication any disagreements with the company’s operations, policies or practices.  On May 29, 2014, Dr. Gelbfish’s attorney and our counsel spoke about the effectiveness of Dr. Gelbfish’s resignation, at which time Dr. Gelbfish’s attorney implied that Dr. Gelbfish had some disagreements but did not give any specifics.  At some point after this, Dr. Gelbfish contacted a director of the company and, in the course of that discussion, stated that he had disagreements with the company, but did not give any specifics as to those disagreements.  The nature of those disagreements were not provided to the company, either verbally or in writing, until Dr. Gelbfish provided us a letter dated June 13, 2014, a copy of which is attached to this report as Exhibit 17.1.  Included in that letter is Dr. Gelbfish’s statement that his resignation was effective June 13, 2014.

From August 13, 2013 until May 12, 2014, Dr. Gelbfish was the chairman of the board.  From December 3, 2013 until April 11, 2014, Dr. Gelbfish served on the Compensation Committee. From November 30, 2012 until April 11, 2014, Dr. Gelbfish also was the chair of the Nominating and Governance Committee, during which time that committee met once, on August 13, 2013.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

17.1	Letter from Dr. Gary Gelbfish, dated June 13, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 17, 2014	CORMEDIX INC.

	By:	/s/ Randy Milby
		Name:	Randy Milby
		Title:	Chief Executive Officer